EXHIBIT 4.4

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT dated as of March 29, 2007, among NEXSAN CORPORATION, a Delaware corporation (the “Corporation”), the Series C Investors (as defined herein), the Series A Investors (as defined herein), the Evertrust Stockholder and those Prior Stockholders (as defined herein) that shall have executed and delivered a counterpart of this Agreement or the Original Agreement (as defined herein).

PREAMBLE

It is deemed to be in the best interest of the Corporation, the Series C Investors (as defined herein), the Series A Investors (as defined herein), the Evertrust Stockholder (as defined herein) and the Prior Stockholders (as defined herein) to amend and restate the Stockholders Agreement dated as of October 27, 2003 among the Corporation, the Series A Investors and the Prior Stockholders, as amended on March 24, 2005 (the “Original Agreement”) in connection with the issuance of the Corporation’s Series C Preferred Shares (as defined herein) to the Series C Investors.

WHEREAS, the Corporation has entered into a Series C Preferred Stock Purchase Agreement (as defined herein) pursuant to which the Series C Investors have acquired Series C Preferred Shares;

WHEREAS, as a condition to Closing (as such term is defined in the Series C Preferred Stock Purchase Agreement), the parties hereto need to enter into and execute this amended and restated Stockholders’ Agreement;

WHEREAS, Section 5.7 of the Original Agreement provides that it may be amended pursuant to a writing signed by (i) the Corporation, (ii) the holders of at least a majority of the then outstanding Series A Preferred Stock (as defined herein), and (iii) the holders of at least a majority of the Common Stock held by the Prior Stockholders (the “Requisite Stockholders”).

ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITIONS; RULES OF CONSTRUCTION

The following terms have the following meanings:

“Affiliate” has the meaning ascribed to it in Rule 12(b)(2) promulgated under the Exchange Act.

“Beechtree” means Beechtree Capital, LLC.

“Board” means the Board of Directors of the Corporation.

“Business Day” means a day when banks are not required or permitted to close in the State of New York or in the Province of Québec, Canada.

“Common Stock” means the Common Stock, $.001 par value per share, of the Corporation.

“Equity Securities” means all shares of capital stock of the Corporation, all securities convertible into or exchangeable for shares of capital stock of the Corporation, and all options, warrants, and other rights to purchase or otherwise acquire from the Corporation shares of such capital stock.

“Evertrust” means AESign Evertrust Inc.

“Evertrust Stockholder” means each Person that acquired shares of Common Stock or securities convertible into or exchangeable for Common Stock in connection with the acquisition of Evertrust by the Corporation and listed on Schedule C.

“Evertrust Stockholder Share” means the shares of the Corporation’s Series B Preferred Stock, $.001 par value per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Gen” means First Gen-E Servicios de Consultoria SA.

“Fonds” means Fonds de solidarite des travailleurs du Quebec (F.T.Q.).

“Fonds Director” has the meaning referred to in Section 2.1(b)(v).

“Future Stockholder” has the meaning set forth in Section 3.1.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means any federal, state, provincial, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court or tribunal.

“Group” means:

(i)                                     in the case of any Stockholder who is an individual, (i) such Stockholder, (ii) the spouse and lineal descendants of such Stockholder, and (iii) all trusts, partnerships or similar entities principally owned by and/or for the benefit of any of the foregoing;

(ii)                                  in the case of any Stockholder that is a partnership, (i) such Stockholder, (ii) its limited and general partners, (iii) any Person to which such Stockholder shall Transfer all or substantially all of its assets, and (iv) all affiliates of such Stockholder; and

(iii)                               in the case of any Stockholder that is a corporation or a limited liability company, (i) such Stockholder, (ii) its stockholders, (iii) any Person to which such Stockholder shall Transfer all or substantially all of its assets, and (iv) all affiliates of such Stockholder.

“Legal Requirement” means, as to any person or entity, all provisions of laws, statutes, ordinances, rules, regulations, permits; certificates or orders of any Governmental Authority applicable to such person or entity or any of its properties or assets, and all judgments, injunctions, citations, orders and decrees of all courts and arbitrators in proceedings or actions in which the person or entity in question is a party or by which any of its assets or properties is bound.

“Liquidation” has the meaning ascribed to such term in the Restated Certificate of Incorporation.

“Minimum Required Stockholders” has the meaning set forth in Section 5.7.

“New Securities” means all Equity Securities other than securities listed in sub-clauses (a) through (g) of the definition of Excluded Stock as such term is defined in the Restated Certificate of Incorporation, and Equity Securities which holders of (i) at least two-thirds (2/3) of the then outstanding Series A Preferred Shares and Series C Preferred Shares, voting together as a single class and (ii) a majority of shares held by the Schedule 3.6 Stockholders, voting as a separate class, agree in writing will not constitute New Securities.

“Nexsan Canada” means Nexsan Technologies Canada Inc.

“Permits” means all franchises, permits, licenses and similar authority necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted, the lack of which could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Corporation and its Subsidiaries.

“Permitted Transferee” means (i) in the case of a Stockholder who is an individual, such Stockholder’s ancestors, descendants or spouse, or any custodian or trustee for the account of such Stockholder (or for the account of such Stockholder’s ancestors, descendants or spouse), (ii) in the case of a Stockholder which is a partnership or a limited liability company, any constituent partner or member or former partner or member thereof or any affiliates of such Stockholder, (iii) in the case of a Stockholder which is a corporation, any parent corporation or wholly-owned subsidiary corporation of such corporation or any affiliates of such Stockholder, in each case (a) who or which is not a competitor of the Corporation as determined by the Board in good faith, including the affirmative vote or consent of at least two (2) of the three (3) Series A Directors, and (b) who or which agrees in writing to be bound by and comply with the terms of this Agreement as if such transferee were originally a Stockholder hereunder (which agreement shall be in form and substance reasonably satisfactory to the Corporation), and (iv) in the case of Fonds, in addition to (iii), any regional solidarity fund, specialized fund or other investment fund forming part of the Fonds’ network.

“Person” is construed broadly and includes an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and a governmental entity, regulatory authority or any department, agency or political subdivision thereof.

“Prior Stockholders” means the Evertrust Stockholder and the Persons listed on Schedule A hereto, each of whom holds shares of Common Stock or options, warrants or other similar rights convertible into or exercisable or exchangeable for shares of Common Stock, and any transferee thereof; provided, however, that no Person shall be deemed a Prior Stockholder hereunder unless such Person shall have executed and delivered a counterpart of the Original Agreement or this Agreement.

“Prior Stockholders’ Shares” means all shares of Common Stock of the Corporation held at any time during the term of this Agreement by the Prior Stockholders.

“Proceedings” means any action, suit, claim, proceeding or investigation at law or in equity or by or before any Governmental Authority or other agency.

“Pro Rata Amount” means, with respect to any Stockholder or any subgroup of Stockholders, the quotient obtained by dividing (i) the number of shares of Common Stock held by a Stockholder by (ii) the aggregate number of outstanding shares of Common Stock held by all such Stockholders or subgroup of Stockholders, assuming in each case the conversion, exercise or exchange of all securities by their terms convertible into or exercisable or exchangeable for shares of Common Stock at their then applicable conversion ratio.

“Qualified Public Offering” means the first underwritten public offering for the account of the Corporation pursuant to a registration statement filed on Form S-1 (or its successor form) under the Securities Act of 1933, as amended, which results in aggregate proceeds (inclusive of underwriting discounts and commissions) of not less than fifty million dollars ($50,000,000) at a per share price greater than four (4) times the Series C Purchase Price (as defined in the Restated Certificate of Incorporation).

“Restated Certificate of Incorporation” means the Corporation’s Second Amended and Restated Certificate of Incorporation.

“RRE” means RRE Ventures III, L.P., a Delaware limited partnership, RRE Ventures Fund III, L.P., a Cayman Islands limited partnership and RRE Ventures III-A, L.P., a Delaware limited partnership, collectively.

“Schedule 3.6 Stockholders” has the meaning set forth in Section 3.6.

“Series A Directors” means collectively the VantagePoint Directors and the RRE Director.

“Series A Investors” means the Persons listed on Schedule B hereto and any other holder of shares of the Series A Convertible Preferred Stock (including shares of Common Stock issued upon the conversion thereof).

“Series A Preferred Shares” means all shares of Series A Preferred Stock held at any time during the term of this Agreement by the Series A Investors.

“Series A Preferred Stock” means the Corporation’s Series A Convertible Preferred Stock, $0.001 par value.

“Series A Preferred Stock Purchase Agreement” means the Series A Preferred Stock Purchase Agreement dated as of October 27, 2003 among the Corporation and the investors listed therein, as amended by the Series A Modification Agreement dated March 29, 2007 among the Corporation and the Series A Investors named therein.

“Series C Investors” means the Persons listed on Schedule D hereto and any other holder of Series C Convertible Preferred Shares (including shares of Common Stock issued upon conversion thereof).

“Series C Preferred Shares” means all shares of Series C Preferred Stock held at any time during the term of this Agreement by the Series C Investors.

“Series C Preferred Stock” means the Corporation’s Series C Convertible Preferred Stock, $0.00001 par value.

“Series C Preferred Stock Purchase Agreement” means the Subscription Agreement, dated as of the date hereof, by and among the Corporation and the investors listed therein.

“Shares” means all Series C Preferred Shares, Evertrust Stockholder Share and Series A Preferred Shares and all Prior Stockholders’ Shares.

“Stockholders” means the Series C Investors, the Evertrust Stockholder, the Series A Investors, the Prior Stockholders and any Future Stockholders who hold or then hold one percent (1%) or more of the Equity Securities.

“Subsidiary” means each subsidiary of the Corporation as set forth in Schedule E.  “Termination Date” means the date of consummation of a Qualified Public Offering.

“Termination Date” means the date of consummation of a Qualified Public Offering.

“Third Party” means, with respect to any Stockholder, any Person that is not (i) the Corporation or (ii) a member of the Group of such Stockholder.

“Transfer” means to sell, transfer, assign, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily and with or without consideration, including transfer by operation of law.

“VantagePoint” means VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P., VantagePoint Venture Partners IV Principals Fund, L.P., each a Delaware limited partnership, collectively.

ARTICLE 2
BOARD REPRESENTATION

2.1                               Board Representation.

(a)                                  The Corporation and the Stockholders shall take such corporate actions as may be reasonably required to ensure that (i) the number of directors constituting the Board is at all times eight (8), and (ii) the presence of five (5) directors is required to constitute a quorum of the Board.

(b)                                 Subject to the terms of this Agreement:

(i)                                     So long as VantagePoint (or its Affiliates) hold at least twenty percent (20%) of the Series A Preferred Shares originally issued to it (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events), VantagePoint shall have the right to designate two (2) members of the Board (the “VantagePoint Directors”) (who shall initially be David Fries and Geoff Mott).  In the event that VantagePoint or its Affiliates hold less than twenty percent (20%) of the Series A Preferred Shares originally issued to it, the directors that would otherwise be designated by VantagePoint pursuant to this Section (b)(i) shall be designated by the holders of Series C Preferred Shares, Series A Preferred Shares and the shares of Common Stock then outstanding voting together as a single class on an as-if converted basis.

(ii)                                  So long as RRE (or its Affiliates) hold at least twenty percent (20%) of the Series A Preferred Shares originally issued to it (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events), RRE shall have the right to designate one (1) member of the Board (the “RRE Director”) (who shall initially be Richard McGinn).  In the event that RRE or its Affiliates hold less than twenty percent (20%) of the Series A Preferred Shares originally issued to it, the director that would otherwise be designated by RRE pursuant to this Section (b)(ii) shall be designated by the holders of Series C Preferred Shares, Series A Preferred Shares and shares of Common Stock then outstanding voting together as a single class on an as-if converted basis.

(iii)                               So long as Beechtree (or its Affiliates) holds at least twenty percent (20%) of the shares of Common Stock originally issued to it (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events), Beechtree shall have the right to designate one (1) member of the Board (the “Beechtree Director”).  In the event Beechtree or its Affiliates holds less than twenty percent (20%) of the shares of Common Stock originally issued to it, the director that would otherwise be designated by Beechtree pursuant to this Section (b)(iii) shall be designated by the holders of Series C Preferred Shares, Series A Preferred Shares and holders of shares of Common Stock then outstanding voting together as a single class on an as-if converted basis.

(iv)                              So long as First Gen (or its Affiliates) holds at least (a) twenty percent (20%) of the sum of shares of Common Stock or (b) twenty percent (20%) of Series A Preferred Shares originally issued to it (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events), First Gen shall have the right to designate two (2) members of the Board (the “First Gen Director”).  In the event First Gen or its Affiliates holds less than (a) twenty percent (20%) of the shares of Common Stock, or (b) twenty percent (20%) of Series A Preferred Shares originally issued to it, the directors that would otherwise be designated by First Gen pursuant to this Section (b)(iv) shall be designated by the holders of Series C Preferred, Series A Preferred Shares and the holders of shares of Common Stock then outstanding voting together as a single class on an as-if converted basis.

(v)                                 Fonds shall have the right to (A) for so long as Fonds (or its Affiliates) holds at least twenty percent (20%) of the Series C Preferred Shares originally issued to it (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events), designate one (1) member of the Board (the “Fonds Director”) and (b) for so long as Fonds holds any Series C Preferred Shares, appoint one (l) observer to the Board who shall have the right to receive notice of and attend the meetings of the Board and who shall have the right to address the Board at any of its meetings.  In the event Fonds or its Affiliates holds less than twenty percent (20%) of the Series C Preferred Shares originally issued to it, the director that would otherwise be designated by Fonds pursuant to this Section (b)(iv) shall be designated by the holders of Series C Preferred Shares, Series A Preferred Shares and the holders of shares of Common Stock then outstanding voting together as a single class on an as-if converted basis.

(vi)                              One (1) member of the Board shall be the then current Chief Executive Officer of the Corporation (the “CEO Director”).

(vii)                           In the event that (A) the entire Board is comprised of an even number of directors and (B) at a meeting at which all directors are present, there are an equal number of votes cast for and against any proposed action by the Board (a “Deadlock”), then, subject to applicable provisions of the Delaware General Corporation Law, the decision of the Board on the matter giving rise to the Deadlock shall be made as follows: (1) each of the Fonds Director, the Beechtree Director and one of the Series A Directors (who shall be designated by the Series A Directors as the “Deadlock Director”) shall be entitled to a second vote on the matter and (2) approval of the matter giving rise to the Deadlock shall require six (6) of the eleven (11) votes cast.

(c)                                  Each designation or any proposal to remove from the Board any director shall be made by delivering to the Corporation a notice signed by the party or parties entitled to such designation or proposal.  As promptly as practicable, but in any event within ten (10) days, after delivery of such notice, the Secretary of Corporation shall take or cause to be taken such corporate actions as may be reasonably required to cause the election or removal proposed in such notice.  Such corporate actions shall include calling a meeting or soliciting a written consent of the Board, and calling a meeting or soliciting a written consent of stockholders.  If such meeting or written consent of the Board and stockholders shall not be called or obtained by the Secretary of the Corporation within 10 days, then any director may call such meeting or take steps to obtain such written consent at the expense of the Corporation.

2.2                               Voting Agreement.

Each Stockholder shall vote all Shares held by such Stockholder for the election to the Board of all individuals designated in accordance with Section 2.1 and for the removal from the Board of all directors proposed to be removed in accordance with Section 2.1.  Each Stockholder shall use all reasonable efforts to cause each director originally nominated by such Stockholder to vote for the election to the Board of all individuals designated in accordance with Section 2.1.

2.3                               Vacancy; Interim Director.

The Corporation shall notify each Stockholder of the occurrence of any vacancy in any seat of the Board.  A vacancy in any directorship (i) designated by VantagePoint shall be filled only by VantagePoint as provided in Section 2.1(b)(i) above, (ii) designated by RRE shall be filled only by RRE as provided in Section 2.1(b)(ii) above, (iii) designated by Beechtree shall be filled only by Beechtree as provided in Section 2.1(b)(iii) above, (iv) designated by First Gen shall be filled only by First Gen as provided in Section 2.1(b)(iv) above and (v) designated by Fonds shall be filled only by Fonds as provided in Section 2.1(b)(v) above.  The Stockholders entitled to nominate a successor to fill such vacancy shall do so within thirty (30) days after delivery of such notice.

2.4                               Committees; Subsidiaries.

(a)                                  The Corporation shall ensure that the Board has at all times (i) a compensation committee and (ii) an audit committee.  The audit committee shall consist of four (4) directors, which will include a designee of each of Vantage Point, Beechtree, the Fonds and First Gen., and the compensation committee shall consist of five (5) directors, which will include a designee of each of VantagePoint, RRE, Beechtree, the Fonds and First Gen.  Additionally, Fonds shall have the right to appoint one (1) observer to each of the compensation committee and audit committee, and any other committee created by the Board, who shall have the right to receive notice of and attend the meetings and who shall have the right to address each such committee.

(b)                                 The Corporation shall take, and each Stockholder shall use all reasonable efforts to cause each director of the Corporation originally nominated by such Stockholder to cause the Corporation to take, such corporate actions as may be reasonably required to ensure that the board of directors of each Subsidiary of the Corporation (other than the board of directors of Nexsan Canada) is comprised of two (2) directors, one of which shall be a designee of VantagePoint (or its Affiliates), who shall initially be David Fries, and the other shall be the Chief Executive Officer of the Corporation.  The board of directors of Nexsan Canada shall be comprised of not less than three (3) nor more than five (5) directors, one of which shall be a designee of VantagePoint, who shall initially be Geoff Mott, one of which shall be the Chief Executive Officer of the Corporation, and, if so requested by the Fonds, one of which shall be designated by the Fonds.

2.5                               Meetings; Expenses; Compensation.

(a)                                  The Corporation shall convene meetings of the Board at least once every three (3) months.  Upon any failure by the Corporation to convene any meeting required by this paragraph, any director shall be empowered to convene such meeting.

(b)                                 The Corporation shall notify each of the directors and observer on the Board of a meeting of the Board in accordance with the provisions of the by-laws of the Corporation.  The Corporation shall reimburse each director and observer who is not an employee of the Corporation for his or her reasonable travel and reasonable out-of-pocket expenses incurred in connection with the attendance at meetings of the Board or any committee thereof or the performance of his or her other duties as a director.

(c)                                  The Corporation shall reimburse the Fonds Director or any other representative of the Fonds for his or her reasonable travel and reasonable out-of-pocket expenses to attend one trade show per year.

ARTICLE 3
CERTAIN RIGHTS AND RESTRICTION WITH
RESPECT TO THE SHARES

3.1                               Future Stockholders.

The Corporation shall require each Person that acquires Equity Securities entitling them either directly or indirectly to hold more than one percent (1%) of the Common Stock of the Corporation (on a fully-diluted basis) after the date hereof (a “Future Stockholder”), as a condition to the effectiveness of such acquisition, to execute a counterpart to this Agreement, agreeing to be treated as a Prior Stockholder, if such Person acquires Equity Securities from a Prior Stockholder, agreeing to be treated as a Series A Investor if such Person acquires Equity Securities from a Series A Investor or agreeing to be treated as a Series C Investor if such Person acquires Equity Securities from a Series C Investor, whereupon such Person shall be bound by, and entitled to the benefits of, the provisions of this Agreement relating to such Prior Stockholder, Series A Investor or Series C Investor, as the case may be.

3.2                               Limitations on Transfers.

(a)                                  Subject to the compliance with the other terms and conditions of this Article 3, no Transfer of any Shares by any Stockholder shall become effective unless and until the transferee (the “Transferee”) (unless already subject to this Agreement) executes and delivers to the Corporation a counterpart to this Agreement, agreeing to be treated in the same manner as the transferring stockholder (the “Transferring Stockholder”) (i.e., as either a Series C Investor, Series A Investor or Prior Stockholder).  Upon such Transfer and such execution and delivery, the Transferee shall be bound by and entitled to the benefits of this Agreement with respect to the Transferred Shares in the same manner as the Transferring Stockholder.  No Stockholder shall Transfer any Shares to an entity that the Board determines in good faith to be a competitor of the Corporation without the prior written approval of a majority of the Board, including the affirmative vote or written consent of at least two (2) Series A Directors and the Fonds Director.  Any Transfer of Shares by any Stockholder not in accordance with this paragraph shall be void.

(b)                                 Notwithstanding anything to the contrary herein, the Evertrust Stockholder Shares held by Thomas F. Gosnell may not be Transferred except pursuant to that certain Exchange Agreement dated March 24, 2005, between 6360319 Canada Inc., 6360246 Canada Inc., and Thomas F. Gosnell.

(c)                                  No Stockholder (other than a holder of Series A Preferred Shares and Series C Preferred Shares) shall be permitted to Transfer any Equity Securities in connection with a Liquidation unless all of the holders of Series C Preferred Shares and Series A Preferred Shares receive the amounts payable in accordance with the Restated Certificate of Incorporation in connection with a Liquidation.

3.3                               Right of First Offer.

(a)                                  Subject to Section 3.3(i), before any Shares may be Transferred, by any Stockholder or any of their respective transferees (provided that in each case such transferee shall have agreed in writing to be bound by and comply with the provisions of this Agreement affecting the Shares so transferred) (a “Selling Stockholder”), such Shares shall be first offered as set forth in this Section 3.3.

(b)                                 The Selling Stockholder shall deliver a notice (the “Stockholder Notice”) to the Corporation stating (A) such Selling Stockholder’s bona fide intention to Transfer such Shares, (B) the number of such Shares to be Transferred, and (C) the price for which such Selling Stockholder proposes to Transfer such Shares.

(c)                                  Within fifteen (15) days after receipt of the Stockholder Notice, the Corporation shall deliver to the Selling Stockholder and the other Stockholders a notice (the “Corporation Notice”), together with a copy of the Stockholder Notice, stating the number of Shares the Corporation elects to purchase, if any.

(d)                                 If the Corporation has elected to purchase less than all of the Shares set forth in the Stockholder Notice, the Stockholders (other than the Selling Stockholder) shall have the right to purchase the remaining available Shares (the “Remaining Shares”) at the price set forth in the Stockholder Notice.  Such right shall be exercisable by such Stockholders on a pro rata basis, based on the number of shares of Common Stock then held by such Stockholders (assuming the conversion of Series A Preferred Stock and Series C Preferred Stock, as applicable) in relation to the number of shares of Common Stock then held by all Stockholders other than the Selling Stockholder (assuming the conversion of Series A Preferred Stock and Series C Preferred Stock, as applicable).  Such right shall be exercised by delivery of a written notice to the Corporation and the Selling Stockholder within forty-five (45) days following delivery of the Corporation Notice, stating the number of Shares to be purchased.

(e)                                  In the event the Stockholders do not exercise their purchase option within such forty-five (45) day period with respect to all of the Remaining Shares, the Secretary of the Corporation shall, within two (2) business days following expiration of such period, give written notice of that fact to all the Stockholders who or which exercised their purchase option within the forty-five (45) day period specified in Section 3.3(d) (the “Second Stockholder Notice”).  The Second Stockholder Notice shall specify the number of Remaining Shares not purchased by the Stockholders (the “Final Remaining Shares”), and such Stockholders who exercised their purchase option within the forty-five (45) day period specified in Section 3.3(d) shall have an additional option, for a period of ten (10) days following receipt of the Second Stockholder Notice to purchase (on a pro rata basis) all or any part of the balance of the Final Remaining Shares on the terms and conditions set forth in the Stockholder Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Corporation within such ten (10) day period.

(f)                                    The closing of the purchase of Shares by the Corporation and/or the Stockholders pursuant to this Section 3.3 shall be effected at the offices of the Corporation (or such other place as may be agreed upon in writing by the parties) (i) if the Corporation has elected to purchase all of the Shares proposed to be sold by the Selling Stockholder, on the fifth business day following delivery of the Corporation Notice and (ii) if the Corporation has elected to purchase less than all of the Shares proposed to be sold by the Selling Stockholder, on the fifth business day following expiration of the forty-five (45) day period described in the preceding paragraph (d) or, if applicable, the ten (10) day period described in the preceding paragraph (e).  Delivery of certificates duly endorsed for transfer or accompanied by a duly executed stock power shall be made against receipt of the purchase price therefor, as specified in the Stockholder Notice, payable by certified or cashier’s check or wire transfer to an account designated by the Selling Stockholder.

(g)                                 If all of the Shares are not elected to be purchased by the Corporation and/or the Stockholders, as provided in this Section 3.3, the Selling Stockholder may Transfer the balance of the Shares to any person named in the Stockholder Notice at the price specified therein or at a higher price at any time within ninety (90) days of the date of the Corporation Notice; provided, however, that any such sale is in accordance with the terms and conditions hereof Any Transfer after such ninety (90) day period or on terms more favorable to the proposed Transferee than described in the Stockholder Notice shall be subject again to this Section 3.3.

(h)                                 The Corporation shall not be required (i) to transfer on its books any Shares which shall have been Transferred in violation of any of the provisions set forth in this Section 3.3 or (ii) to treat as owner of such Shares, or to accord the right to vote or receive dividends as such owner, any Transferee to whom such Shares shall have been so transferred.

(i)                                     Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.3 shall not apply to a Transfer of any Shares by a Stockholder to any Permitted Transferee.

(j)                                     The right of first offer set forth in Section 3.3 shall be binding upon any transferee of Shares acquired in a transaction which complies with this Section 3.3.  Prior to consummation of such transfer, each such transferee or its legal representative shall execute and deliver documents in form and substance reasonably satisfactory to the Corporation assuming the rights and obligations of a Stockholder under this Agreement with respect to the transferred Shares.

(k)                                  The right of first offer set forth in this Section 3.3 may be waived by the written consent of the holders of (i) at least seventy percent (70%) of the then outstanding shares of Common Stock (assuming the conversion of the Series C Preferred Shares and the Series A Preferred Shares into Common Stock, if applicable) held by all Stockholders and (ii) at least fifty percent (50%) of the then outstanding shares of Series C Preferred Stock.

(l)                                     Notwithstanding anything in this Section 3.3 to the contrary, the right of first offer set forth in this Section 3.3 shall terminate on the Termination Date.

3.4                               Co-Sale Rights.

(a)                                  If any Person listed on Schedule 3.4 attached hereto (the “Schedule 3.4 Stockholder”) proposes to Transfer any Shares to any Third Party, such Schedule 3.4 Stockholder shall, at least forty-five (45) days before such Transfer, deliver a notice (the “Sale Notice”) to the Corporation, the Series A Investors and the Series C Investors specifying the identity of the Third Party and disclosing in reasonable detail the terms and conditions of the proposed Transfer including whether the offer to purchase such shares is irrevocable for a period of at least forty-five (45) days.  The Schedule 3.4 Stockholder proposing to Transfer such Shares shall not consummate the Transfer until forty-five (45) days after the Sale Notice has been given to the Corporation, the Series A Investors and the Series C Investors, unless the Corporation and the holders of at least a majority of then outstanding (i) the Series C Preferred Shares, voting as a separate class and (ii) the Series A Preferred Shares, voting as a separate class, consent in writing to an earlier consummation of the proposed Transfer.

(b)                                 Within forty-five (45) days after delivery of the Sale Notice, each Series C Investor and Series A Investor may elect to participate in the proposed Transfer by delivering to such Schedule 3.4 Stockholder a notice (the “Tag-Along Notice”) specifying the number of Shares with respect to which such Series C Investor or Series A Investor exercises its, his or her right under this Section.

(c)                                  Any Shares requested to be included in any Tag-Along Notice shall be Transferred on the same terms and conditions as the Shares being Transferred by the Schedule 3.4 Stockholder who made the Sale Notice; provided, however, that in no event shall a Series C Investor or a Series A Investor be required to participate in the proposed Transfer if such Schedule 3.4 Stockholder does not so participate.

(d)                                 Each Series C Investor and Series A Investor shall be entitled to Transfer up to a number of Shares equal to his, her or its Pro Rata Amount of the aggregate number of Shares set forth in the Sale Notice.

(e)                                  Anything contained herein to the contrary notwithstanding, but subject to Section 3.2, the Schedule 3.4 Stockholders shall, in addition to complying with the provisions of this Section 3.4, comply with the provisions of Section 3.3, prior to Transferring any Shares to a Third Party.

(f)                                    Anything contained herein to the contrary notwithstanding, if the Corporation or one or more Series C Investors or Series A Investors purchase all or a portion of the Shares that is the subject of Section 3.3, then the Shares so purchased by either the Corporation or such Series C Investors or Series A Investors shall not be subject to the provisions of this Section 3.4.

(g)                                 If the Third Party specified in the Sale Notice is unwilling or unable to acquire all of the Shares that are identified in the Tag-Along Notices that have been timely given, the Third Party may then elect to either (i) cancel the proposed Transfer, (ii) purchase from each Series C Investor or Series A Investor which or who has given a timely Tag-Along Notice all of the Shares identified in such Tag-Along Notice on the same terms and conditions as the Schedule 3.4 Stockholder is Transferring its Shares to the Third Party or (iii) allocate to the Schedule 3.4 Stockholder and to each Series C Investor or Series A Investor which or who has given a timely Tag-Along Notice such Pro Rata Amount of the aggregate number of Shares that the Third Party is willing to purchase.

3.5                               Drag Along Rights.

(a)                                  If the holders of at least a 66 2/3%  of the then outstanding shares of Common Stock (assuming the conversion of the Series A Preferred Stock and the Series C Preferred Stock) (collectively, the “Initiating Stockholders”) should propose to

Transfer all or substantially all of the securities that they own to any Third Party in a bona fide, arms-length transaction approved by a majority of the Board, including through a stock sale or merger, which values the Corporation at least $100,000,000 (a “Sale of the Corporation”), the Initiating Stockholders may, at their option, require all but not less than all of the other Stockholders (the “Other Stockholders”) to participate in such Transfer; provided, however, that such Other Stockholders shall only be required to sell their capital stock of a particular class or series at the same price (on an as converted basis) and on the same terms and conditions pursuant to which all other shares of such class or series of capital stock are proposed to be sold in such Sale of the Corporation.  In addition, in connection with any such Sale of the Corporation, the Other Stockholders agree to execute any documentation, and to take any additional measures reasonably required, to effect the waiver of all dissenters’ or appraisal rights under the Delaware General Corporation Law.

(b)                                 The Initiating Stockholders shall provide written notice of such Sale of the Corporation to the Other Stockholders (a “Sale Notice”) and a draft of the agreement pursuant to which such shares are proposed to be Transferred (the “Sale Agreement”), The Sale Notice shall state (i) the Initiating Stockholders’ bona fide intention to sell, (ii) the name and address of the prospective transferee(s), (iii) the number of shares to be sold, (iv) the terms and conditions (including price) of the contemplated sale, and (v) the expected closing date of the transaction.  Each Other Stockholder shall be required as appropriate to participate in the Sale of the Corporation on the terms and conditions set forth in the Sale Notice and to tender at least the same percentage of its shares that will be sold by the Initiating Stockholders.  The price of such Sale of the Corporation shall be the price set forth in the Sale Notice.  In furtherance of, and not in limitation of, the foregoing, in connection with the Sale of the Corporation, each Other Stockholder will cooperate in good faith with such Initiating Stockholders by facilitating the Sale of the Corporation by such Other Stockholder.

(c)                                  Within fifteen (15) days following the receipt of the Sale Notice, each of the Other Stockholders shall deliver to a representative of the Initiating Stockholders designated in the Sale Notice certificates representing all securities held by such Other Stockholders duly endorsed, together with any other documents reasonably required to be executed in connection with such Sale of the Corporation or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such securities pursuant to this Section 3.5 at the closing for such Sale of the Corporation against delivery to such Other Stockholder of the consideration therefor.  If any Other Stockholder should fail to deliver such certificates to the Initiating Stockholders, the Corporation shall cause its books and records to show that such securities are bound by the provisions of this Section 3.5 and that such securities shall be Transferred to the Third Party identified in the Sale Notice immediately upon surrender for Transfer by the Other Stockholder thereof.

(d)                                 Promptly after the consummation of the Sale of the Corporation pursuant to this Section 3.5, the Initiating Stockholders shall give notice thereof to the Other Stockholders, shall remit to each of the Other Stockholders who has surrendered its certificates the total consideration for the securities of such Other Stockholder Transferred pursuant hereto and, in any event, shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Other Stockholder.  If within ninety (90) days after the Initiating Stockholders give the Sale Notice, they have not completed the Sale of the Corporation, the Initiating Stockholders shall, if applicable, return to each of the Other Stockholders all certificates representing the Shares of such Other Stockholders that such Other Stockholders delivered for Transfer pursuant hereto, together with any documents in the possession of the Initiating Stockholders executed by the Other Stockholders in connection with such proposed transaction, and all the restrictions on transfer contained in this Agreement applicable at such time with respect to the shares owned by the Other Stockholders shall again be in effect.

(e)                                  Notwithstanding anything to the contrary in Section 3.5, if a Qualified Public Offering or sale of the Corporation (whether by way of a merger, consolidation or sale of all or substantially all the assets of the Corporation or otherwise) has not occurred on or prior to the fifth (5th) anniversary of the date hereof, the Initiating Stockholders may elect to appoint or cause the Corporation to appoint, at the Corporation’s cost and expense, an investment banker to effect the Sale of the Corporation.  If the Sale of the Corporation is structured as a (i) merger or consolidation, then each Other Stockholder shall waive any statutory or other dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, then each Other Stockholder shall agree to sell all of his, her or its Shares and rights to acquire Shares on the terms and conditions specified in the Sale Notice.  In connection with the Sale of the Corporation pursuant to this Section 3.5(e), the provisions of Section 3.5(b) through (d) shall apply to the same extent as it applies to the Sale of the Corporation pursuant to Section 3.5(a).

3.6                               Preemptive Rights.

(a)                                  If the Corporation proposes to sell New Securities to any Person, the Corporation shall, before such sale, deliver to the Series C Investors, the Series A Investors and the Persons listed on Schedule 3.6 attached hereto (collectively, the “Schedule 3.6 Stockholders”) an offer (the “Offer”) to issue to the Schedule 3.6 Stockholders New Securities upon the terms set forth in this Section.  The Offer shall state that the Corporation proposes to issue New Securities and specify their number and terms (including purchase price).  The Offer shall remain open and irrevocable for a period of thirty (30) days (the “Preemptive Period”) from the date of its delivery.

(b)                                 Each Schedule 3.6 Stockholder may accept the Offer for up to its Pro Rata Amount of New Securities by delivering to the Corporation a notice (the “Purchase Notice”) within the Preemptive Period.  The Purchase Notice shall state the number (the “Preemptive Number”) of New Securities such Schedule 3.6 Stockholder desires to purchase, up to but not exceeding its Pro Rata Amount.

(c)                                  The issuance of New Securities to the Schedule 3.6 Stockholders who delivered a Purchase Notice shall be made on a business day, as designated by the Corporation, not less than five (5) and not more than thirty (30) days after expiration of the Preemptive Period on those terms and conditions of the Offer not inconsistent with this Section.

(d)                                 If the number of New Securities exceeds the sum of all Preemptive Numbers, the Corporation may issue such excess or any portion thereof on the terms and conditions of the Offer to any Person within ninety (90) days after expiration of the Preemptive Period.  If such issuance is not made within such ninety (90) day period, the restrictions provided for in this Section shall again become effective.

(e)                                  The preemptive rights set forth in this Section 3.6 may be waived by the vote or the written consent of the holders of at least (i) a majority of the then outstanding Series C Preferred Shares, (ii) a majority of the then outstanding Series A Preferred Shares and (iii) a majority of shares held by Schedule 3.6 Stockholders.

ARTICLE 4
COVENANTS

The Corporation shall observe and perform the following covenants:

4.1                               Access to Records.  The Corporation shall afford to the Stockholders and their authorized employees, counsel, accountants and other representatives, upon reasonable notice and during ordinary business hours and when convenient to both parties, (i) full access at the Corporation’s and each Subsidiary’s offices to all of its books, records and properties, and (ii) the opportunity at the Corporation’s and each Subsidiaries’ offices to interview any officer of the Corporation or any Subsidiary regarding its affairs.

4.2                               Budget.  At least thirty (30) days before the beginning of each calendar year of the Corporation, the Corporation shall deliver to (i) each Series C Investor who has originally invested at least $1,000,000 to purchase shares of Series C Preferred Stock and (ii) each Series A Investor who has originally invested at least $1,000,000 to purchase shares of Series A Preferred Stock under the Series A Preferred Stock Purchase Agreement and (iii) each holder of Common Stock who makes a request therefor in writing (in the case of (ii) and (iii) above, appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events), an annual operations and capital expenditures budget, prepared on a monthly basis, including balance sheets, sources.  and application of funds statements for such months and profit and loss statements for such months (the “Annual Budget”), in form, methodology, and level of detail reasonably satisfactory to the Series C Investors and Series A Investors.  Each of the Annual Budgets is referred to herein as a “Budget”.  The Corporation shall also provide upon request of the Series C Investors or Series A Investors management projections on an annual basis along with the delivery of the Annual Budget.

4.3                               Financial Reporting.  The Corporation shall deliver to each Series C Investor who has originally invested at least $1,000,000 to purchase shares of Series C Preferred Stock and Series A Investor who has originally invested at least $1,000,000 to purchase shares of Series A Preferred Stock under the Series A Preferred Stock Purchase Agreement (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, capitalization changes and like events) and to Prior Stockholders the following:

(a)                                  within thirty (30) business days after the end of each month, commencing with the month ended March 31, 2007 (A) the unaudited monthly balance sheet of the Corporation at the end of such month, (B) the unaudited statements of income and cash flows of the Corporation for such month, and (C) unaudited comparative statements of income of the Corporation for the year to date and, in each case with comparisons to prior periods in the prior year and the current Budget for such year, including any revised projections;

(b)                                 within 180 days after the end of each fiscal year of the Corporation, (A) the audited balance sheet of the Corporation at the end of such fiscal year, together with comparisons to the balance sheet of the Corporation at the end of the prior fiscal year and to the current Budget, (B) the.  annual audited consolidated statements of income and cash flows of the Corporation for such fiscal year, and (C) an audit report of a nationally-recognized firm of independent certified public accountants on such balance sheets and statements as well as an auditor’s report with respect to any non-arm’s length transactions; and

(c)           copies of management letters or other written communications from the Corporation’s external auditors.

All financial statements to be delivered under this Section shall be in accordance with the books and records of the Corporation and shall have been prepared in accordance with GAAP except that the unaudited financial Statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material either individually or in the aggregate.  At any time at which the Corporation has any subsidiaries or controlled affiliates, all such financial statements shall be the consolidated financial statements of the Corporation and such subsidiaries and, if required by GAAP, such controlled affiliates and non-consolidated financial statements of the Corporation.

4.4                               Payment of Obligations.  The Corporation shall pay or discharge or cause to be paid or discharged all material claims or demands, and all Taxes levied or imposed upon the Corporation or any of its Subsidiaries or upon the income, profits or property of the Corporation or any of its Subsidiaries; provided, however, that the Corporation shall not be required to pay or discharge or cause to be paid or discharged any such claim, demand, or Tax the amount, applicability or validity of which is being contested in good faith by appropriate Proceedings and for which adequate reserves have been made.

4.5                               Insurance.  The Corporation shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers such types of insurance to such extent and against such hazards and liabilities, as is reasonable and customary for similarly situated companies in the Corporation’s industry, including without limitation, (i) to the extent available or at commercially reasonable terms and at reasonable rates to be determined by the Board, life insurance on the lives of each of Thomas Gosnell and Philip Black in an amount of at least $1,000,000 per person and the owner and beneficiary of each such insurance shall be the Corporation free and clear of all liens, encumbrances or surety of any type (ii) insurance covering assets (iii) insurance covering any loss of income in the event of business interruption regarding the Corporation’s civil liability.  In addition, the Corporation shall maintain directors’ and officers’ liability insurance in an amount of at least $2,000,000, including a proper coverage in case of insolvency of the Corporation, which shall be increased to at least $10,000,000 prior to a Qualified Public Offering to the entire satisfaction of the Fonds.  Upon receipt, the Corporation shall send to the Fonds, any confirmation of renewal or non-renewal, as the case may be, of any insurance policy of which the Corporation is a beneficiary.

4.6                               Invention Agreements and Related Matters.  The Corporation shall use reasonable best efforts to ensure that each future employee of the Corporation and each of its Subsidiaries, who will have access to any of the trade secrets or any other confidential information that is used in and material to the business, enters into an invention assignment and confidentiality agreement substantially similar in effect to the form currently used by the Corporation (attached hereto as Exhibit A hereto), or in such other form as approved from time to time by the Board of the Corporation.

4.7                               Notice of Certain Events.  The Corporation shall promptly notify each Series C Investor who has originally invested at least $1,000,000 to purchase shares of Series C Preferred Stock and each Series A Investor who has originally invested at least $1,000,000 to purchase shares of Series A Preferred Stock of (i) the commencement of any Proceeding, against or affecting the Corporation or any of its Subsidiaries, or the receipt by the Corporation or any Subsidiary of any written notice, letter or other document advising the Corporation or such Subsidiary of any violation of any law, regulation, policy or other requirement of any Governmental Authority, or the occurrence of any event of default pursuant to a contract to which the Corporation is a party, in each case which involves an amount in excess of $100,000 or which would otherwise, if adversely determined, reasonably be expected to materially and adversely affect the business, operations, properties, assets or condition (financial or otherwise) of the Corporation and its Subsidiaries, (ii) any material and adverse condition affecting the Corporation, (iii) any default or potential default under any indebtedness of the Corporation or any of its Subsidiaries involving an amount in excess of $100,000, and (iv) changes in requirements for material Permits or the permitting process related thereto.

4.8                               Conduct of Business.  The Corporation shall, and shall cause each of its Subsidiaries to, (i) take all actions required to assure that the Corporation and each of its Subsidiaries remains duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) take all actions required to assure that the Corporation, and shall cause each of its Subsidiaries to, maintains all requisite Permits to conduct its business, and (iii) conduct its business in compliance with all Legal Requirements.

4.9                               Statutory Liabilities.  At each meeting of the Board, the Chief Executive Officer or Financial Officer shall provide a declaration regarding directors’ statutory liabilities in the form attached hereto as Exhibit 4.9 as such form may be reasonably amended from time to time by the Fonds.

4.10                        Other Information.  The Corporation shall provide the Fonds with any document or information reasonably required by the Fonds within a reasonable delay, depending on the circumstances.

4.11                        Other Businesses.  Neither the Corporation nor any of its Subsidiaries shall engage in any business or activity, other than those currently conducted or those from time to time included within the then current business plan of the Corporation as approved by the Board, including at least five (5) directors.

4.12                        Employee Compensation.  Except for salary increases, incentive compensation or bonuses determined and granted or paid in accordance with salary or compensation plans approved by the compensation committee and the Board or otherwise approved by the Board, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly grant any salary increase, pay any bonuses or pay any compensation to any of its directors, officers, or management employees,

4.13                        Section 1202 Compliance.  The Corporation will use its best efforts to ensure that it will not permit any of its officers, directors, agents or employees to directly or indirectly take any action (or fail to take any required action) that would cause the Common Stock Series A Preferred Stock (including the Common Stock issuable upon conversion of such Series A Preferred Stock) and Series C Preferred Stock (including the Common Stock issuable upon conversation of such Series C Preferred Stock) to fail to or no longer constitute “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Corporation shall submit to its Stockholders and to the Internal Revenue Services any reports that may be required under Section 1202(d)(1)(C) of the Code and any related Treasury Regulations.  In addition, within ten (10) days after any Stockholder has delivered to the Corporation a written request therefor, the Corporation shall deliver to such Stockholder a written statement informing the Stockholders whether such Stockholder’s interest in the Corporation constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

4.14                        Stock Vesting and Repurchase Rights.  Unless otherwise determined by the Board, the Corporation shall ensure that (a) all stocks and stock equivalents issued to employees, directors, officers and consultants will be subject to vesting over a period of 48 months with 25% to vest on the first anniversary of the date of grant and the remaining 75% to vest monthly over the next three year period.  To the extent permitted by law, the Corporation (or its assigns) shall have the right, upon termination of employment (with or without cause, however defined) of a stockholder, to repurchase at cost any unvested shares held by such stockholder.

4.15                        Furnishing of Information.  As long as any Stockholder owns Shares, the Corporation covenants that, after such time as it becomes subject to the reporting requirements of the Exchange Act, it shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Corporation after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  If at any time prior to the date on which a Stockholder may resell all of its Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Corporation pursuant to a written opinion letter to such effect, addressed and acceptable to the Corporation’s transfer agent for the benefit of and enforceable by the Stockholder) and the Corporation is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Stockholders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act.  The Corporation further covenants that it will take such further action as a Stockholder may reasonably request, all to the extent required from time to time to enable such person to sell Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act and this Agreement.  Upon the request of any such person, the Corporation shall deliver to such person a written certification of a duly authorized officer as to whether it has complied with such requirements.  In connection with any future access or diligence of the Corporation by a Stockholder, the Corporation agrees that it will not furnish to the Stockholder any non-public information unless it first discloses in writing that such information is of such character and the Stockholder thereafter agrees to receive such information.

4.16                        Blue Sky Laws.  In accordance with the Registration Rights Agreement, the Corporation shall qualify the Shares under the securities or Blue Sky laws of such jurisdictions as any Stockholder may request and shall continue such qualification at all times until the Stockholder notifies the Corporation in writing that it no longer owns Shares; provided, however, that the Corporation shall not be required in connection therewith to qualify as a foreign corporation where it is not now so qualified or to take any action that would subject the Corporation to general service of process in any such jurisdiction where it is not then so subject.

ARTICLE 5
MISCELLANEOUS

5.1                               Termination of this Agreement.

This Agreement and all obligations hereunder shall automatically terminate and be of no further force or effect as of the Termination Date, except for the provisions of and obligations under Sections 4.15 and 4.16, which shall survive the termination of this Agreement.

5.2                               Termination of Certain Provisions of Stock Purchase Agreement and the Subscription Agreements.

The parties to this Agreement hereby confirm and agree that:

(a)                                  (i) Sections 5.02 through 5.05, 5.11, 5.13 through 5.15 of each of the Stock Purchase Agreement dated January 4, 2001 and the Regulation S Stock Purchase Agreement dated January 4, 2001 and each agreement entered into between the Corporation and the investors named therein, (ii) Sections 5.3 and 5.4 and Article VI of the Subscription Agreement dated August 23, 2001 entered into between the Corporation and the investors named therein (the “2001 Subscription Agreement”), and (iii) Section 5.3 and Article VI of the Subscription Agreement dated March 11, 2002 entered into between the Corporation and the investors named therein (the “2002 Subscription Agreement”), have been terminated and are of no further force or effect (said sections being replaced by Article IV hereof).

(b)                                 Section 5.2 of each of the 2001 Subscription Agreement and the 2002 Subscription Agreement have been amended to provide, among other things, that each such section was terminated without any action on the part of any party thereto immediately following the Initial Closing (as defined in the Series A Preferred Stock Agreement) and are of no further force or effect.

(c)                                  Section 5.02 of the Series A Preferred Stock Agreement shall be amended to provide that such section shall be terminated without any action on the part of any party thereto immediately following the Closing and shall be of no further force and effect.

5.3                               Legend on Stock Certificates.

Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend substantially in the following form:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES ARE SUBJECT TO A STOCKHOLDERS’ AGREEMENT DATED MARCH 29, 2007, AMONG NEXSAN CORPORATION AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF NEXSAN CORPORATION”

5.4                               Severability

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or enforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5                               Governing Law; Jurisdiction.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to any conflicts of laws principles that would result in the application of the law of any other jurisdiction.  In the event of any dispute arising out of or relating to this Agreement, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the New York branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to select the arbitrator by agreement of the Minimum Required Stockholders.  In the event they fail or are unable to agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.

5.6                               Assignments; Successors and Assigns.

Except in connection with any Transfer of Shares in accordance with this Agreement, the rights of each party under this Agreement may not be assigned.  This Agreement shall bind and inure to the benefit of the parties and their respective successors, permitted assigns, legal representatives and heirs.

5.7                               Amendments; Waivers.

This Agreement may only be modified or amended by an instrument in writing signed by (i) the Corporation, (ii) the holders of two-thirds (2/3) of the then outstanding Series A Preferred Shares and Series C Preferred Shares, voting together as a single class and (iii) the holders of at least a majority of the shares of Common Stock held by the Prior Stockholders (the “Minimum Required Stockholders”).  No waiver of any right granted to any Stockholder shall be effective, or be deemed to be effective, against such Stockholder without such party’s express written consent.

5.8                               Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day with electronic confirmation of receipt, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Schedule A, B, C or D attached hereto later than 5:30 p.m.  (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date with electronic confirmation of receipt, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, (iv) the fifth day after mailing if sent by certified or registered mail, or (v) actual receipt by the party to whom such notice is required to be given if delivered by hand.  The address for such notices and communications shall be as follows (or such other address as may be designated in writing hereafter, in the same manner, by such Person):

(a)                                  if to the Corporation, to:

If before May 1, 2007

Nexsan Corporation

21700 Oxnard Street, Suite 1850

Woodland Hills, CA 91367

Attn: Chief Executive Officer

Facsimile: (818) 936-0159

If on or after May 1, 2007

Nexsan Corporation

555 St. Charles Drive, Suite 202

Thousand Oaks, CA 91360

Attn: Chief Executive Officer

Facsimile: (818) 936-0159

With copies to:

Sonnenschein Nath & Rosenthal LLP

1221 Avenue of the Americas

New York, New York 10020

Telephone: (212)398-4874

Facsimile: (212) 768-6800

Attention: Denise M. Tormey

(b)                                 if to the Stockholders, to their respective addresses set forth on Schedule A, B, C or D hereto.

5.9                               Headings.

The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

5.10                        Nouns and Pronouns.

Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

5.11                        Entire Agreement.

This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter.  Without limiting the generality of the foregoing, upon the execution and delivery of this Agreement by the Requisite Holders, the Original Agreement shall be deemed terminated in its entirety and cease to be of any force or effect.

5.12                        Counterparts.

This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

5.13                        Aggregation.

Shares of capital stock of the Corporation owned by partnerships and corporations having substantially common ownership interests or managed by the same principals and owned by individual investors affiliated with one another may be aggregated for the purposes of calculating the aggregate percentage of capital stock of the Corporation owned by any Stockholder and any permitted transferee hereunder.

ARTICLE 6
MISCELLANEOUS

This Agreement shall become effective when the Corporation shall have received duly executed counterparts hereof signed by the Corporation and the Minimum Required Stockholders,

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stockholders’ Agreement on the date first written above.

THE COMPANY
NEXSAN CORPORATION

By:	/s/ Philip Black
Philip Black, Chief Executive Officer

INVESTORS:
FONDS DE SOLIDARITÉ DES
TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Jacques Bernier
Jacques Bernier
Senior Vice-President Information
Technologies, Telecommunications and
Industrial Innovations

VANTAGEPOINT VENTURE PARTNERS
IV (Q), L.P.
By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS
IV, L.P.
By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS
IV PRINCIPALS FUND, L.P.
By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

RRE VENTURES III, LP

By:	/s/ Andrew Zalasin
	Name:	Andrew Zalasin
	Title:	General Partner

RRE VENTURES FUND III, LP

By:	/s/ Andrew Zalasin
	Name:	Andrew Zalasin
	Title:	General Partner

RRE VENTURES III-A, LP

By:	/s/ Andrew Zalasin
	Name:	Andrew Zalasin
	Title:	General Partner

FIRST GEN-E SERVICIOS DE
CONSULTORIA SA
By: Gen-e Management Ltd.

By:	/s/ Domenico Grassi
Name:
Title:

STOCKHOLDERS:

FOR INDIVIDUALS:

Martin Boddy
Print Name

/s/ Martin Boddy
Signature

FOR CORPORATIONS:

Ledgewood Properties, Inc. Profit Sharing Plan
Name of Company

Jeffrey B. Hanson, Trustee
Name of Officer of Company

/s/ Jeffrey B. Hanson
Signature of Officer

FOR PARTNERSHIPS:

Beechtree Capital LLC
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

James Molenda
Print Name

/s/ James Molenda
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

CDLM Investments Ltd.
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Giovanni Saladino
Print Name

/s/ Giovanni Saladino
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

CDLM — Weiss Associates
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Print Name

Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

DLG Investment Partnership
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Katherine U. Sanders
Print Name

/s/ Katherine U. Sanders
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Sanders Opportunity Fund, LP
Name of Partnership

/s/ Don A. Sanders
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Don A. Sanders
Print Name

/s/ Don A. Sanders
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Sanders Opportunity Fund (Inst), LP
Name of Partnership

/s/ Don A. Sanders
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Gary Watson
Print Name

/s/ Gary Watson
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Weir Holdings LP
Name of Partnership

/s/ Donald Weir
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Don Weir & Julie Ellen Weir
Print Name

/s/ Don Weir & Julie Ellen Weir
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Name of Partnership

Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment to Amended and Restated Stockholders’ Agreement (the “Amendment”) is entered into, as of November 14, 2007, by and among Nexsan Corporation, a Delaware corporation (the “Corporation”), and the stockholders of the Corporation who are a party hereto.  Unless otherwise specifically defined herein, all capitalized terms used in this Amendment shall have the meaning ascribed thereto in the Stockholders’ Agreement (as defined below).

WHEREAS, the Company, the Series C Investors, the Series A Investors, the Evertrust Stockholder and those Prior Stockholders identified therein are parties to a certain Amended and Restated Stockholders’ Agreement, dated as of March 29, 2007 (the “Stockholders’ Agreement”);

WHEREAS, the parties hereto desire to amend the Stockholders’ Agreement as provided herein to, among other things, clarify certain rights relating to the Evertrust Stockholder Share; and

WHEREAS, Section 5.7 of the Stockholders’ Agreement provides that the Stockholders’ Agreement may be amended by an instrument in writing signed by (i) the Corporation, (ii) the holders of two-thirds (2/3) of the then outstanding Series A Preferred Shares and Series C Preferred Shares, voting together as a single class and (iii) the holders of at least a majority of the shares of Common Stock held by the Prior Stockholders.

NOW, THEREFORE, in consideration of the foregoing premises and covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments.  The Stockholders’ Agreement is hereby amended as follows:

(A)                              Under Section 1 (Definitions) of the Stockholders’ Agreement, the defined term “New Securities” is hereby amended by deleting this definition in its entirety and inserting in lieu thereof the following:

“New Securities” means all Equity Securities other than the securities listed in sub-clauses (a) through (r) and sub-clause (t) of the definitions of Series A Excluded Stock and Series C Excluded Stock as such terms are defined in the Restated Certificate of Incorporation, and Equity Securities which holders of (i) at least two-thirds (2/3) of the then outstanding Series A Preferred Shares and Series C Preferred Shares, voting together as a single class and (ii) a majority of shares held by the Series 3.6 Stockholders, voting as a separate class, agree in writing will not constitute New Securities.

(B)                                Under Section 1 (Definitions) of the Stockholders’ Agreement, the defined term “Restated Certificate of Incorporation” is hereby amended by deleting this definition in its entirety and inserting in lieu thereof the following:

1

“Restated Certificate of Incorporation” means the Corporation’s Fifth Amended and Restated Certificate of Incorporation, as amended.

(C)                                Under Section 1 (Definitions) of the Stockholders’ Agreement, the defined term “Evertrust” is hereby amended by deleting this definition in its entirety and inserting in lieu thereof the following:

“Evertrust” means AESign Evertrust Inc., now known as Nexsan Technologies Canada inc.

(D)                               Section 5.7 of the Stockholders’ Agreement is hereby amended by deleting in its entirety the first sentence thereof and replacing the same with the following:

“This Agreement may only be modified or amended by an instrument in writing signed by (i) the Corporation, (ii) the holders of two-thirds (2/3) of the then outstanding Series A Preferred Shares and Series C Preferred Shares, voting together as a single class and (iii) the holders of at least a majority of (a) the Common Stock held by the Prior Stockholders and (b) the Evertrust Stockholder Share held by Thomas F. Gosnell, voting together as a single class.”

(E)                                 Section 2.1 of the Stockholders’ Agreement is hereby amended by adding a new subsection (d) which shall read as follows:

(d)                                 For the avoidance of doubt, for purposes of Section 2.1 hereof, the Evertrust Stockholder Share shall be deemed to be Common Stock having the number of votes to which it is entitled under the Restated Certificate of Incorporation, and shall vote with the Common Stock and not as a separate class.

2.                                       Effective Date.  This Amendment shall become effective without any further action on the date on which the Company shall have received counterparts hereof duly executed by necessary parties as required under Section 5.7 of the Stockholders’ Agreement.

3.                                       Full Force and Effect.  The parties agree that all terms of the Stockholders’ Agreement not otherwise amended hereunder shall remain in full force and effect.

4.                                       Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

5.                                       Governing Law.  This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

[The remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

THE COMPANY
NEXSAN CORPORATION

By:	/s/ Philip Black
Name:	Philip Black
Title:	President

3

STOCKHOLDERS:

/s/ Martin Boddy
Martin Boddy

4,354,503
Number of Shares of Common Stock

BEECHTREE CAPITAL LLC

By:	/s/ George Weiss
Name: George Weiss
Title: Managing Member

1,656,279
Number of Shares of Common Stock

284,647
Number of Shares of Series C Preferred Stock

CDLM-WEISS ASSOCIATES

By:	/s/ George Weiss
Name: George Weiss
Title:

2,425,226
Number of Shares of Common Stock

DLG INVESTMENT PARTNERSHIP

By:	/s/ George Weiss
Name: George Weiss
Title:

674,443
Number of Shares of Common Stock

179,585
Number of Shares of Series A Preferred Stock

4

STOCKHOLDERS:

FIRST GEN-E — SERVICOS DE CONSULTORIA SA

By:	/s/ Domenico Grassi
Name: Domenico Grassi
Title: Manager

15,743,596
Number of Shares of Common Stock

7,196,889
Number of Shares of Series A Preferred Stock

2,491,064
Number of Shares of Series C Preferred Stock

FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC

By:	/s/ Jacques Bernier
Name: Jacques Bernier
Title: Senior Vice President Inf. Tech. Telecom and Ind. Innov.

15,000,000
Number of Shares of Series C Preferred Stock

/s/ Thomas F. Gosnell
Thomas F. Gosnell

1
Number of Shares of Series B Preferred Stock

5

LEDGEWOOD PROPERTIES, INC. PROFIT SHARING PLAN

By:	/s/ Jeffrey Hanson
Name: Jeffrey Hanson
Title: Trustee

827,439
Number of Shares of Common Stock

118,370
Number of Shares of Series A Preferred Stock

243,222
Number of Shares of Series C Preferred Stock

RRE VENTURES FUND III, L.P.

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

0
Number of Shares of Common Stock

559,507
Number of Shares of Series A Preferred Stock

88,406
Number of Shares of Series C Preferred Stock

6

RRE VENTURES III, L.P.

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

308,114
Number of Shares of Series A Preferred Stock

48,683
Number of Shares of Series C Preferred Stock

RRE VENTURES III-A, L.P.

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

6,695,372
Number of Shares of Series A Preferred Stock

1,057,909
Number of Shares of Series C Preferred Stock

7

SANDERS OPPORTUNITY FUND, L.P.

By:	/s/ Don A. Sanders
Name: Don A. Sanders
Title:

135,716
Number of Shares of Common Stock

148,367
Number of Shares of Series A Preferred Stock

116,695
Number of Shares of Series C Preferred Stock

SANDERS OPPORTUNITY FUND (INST), LP

By:	/s/ Don A. Sanders
Name: Don A. Sanders
Title:

483,532
Number of Shares of Common Stock

427,925
Number of Shares of Series A Preferred Stock

370,995
Number of Shares of Series C Preferred Stock

8

/s/ Don A. Sanders
Name: Don A. Sanders

540,699
Number of Shares of Common Stock

516,197
Number of Shares of Series A Preferred Stock

487,190
Number of Shares of Series C Preferred Stock

/s/ Katherine U. Sanders
Name: Katherine U. Sanders

184,818
Number of Shares of Common Stock

89,792
Number of Shares of Series A Preferred Stock

243,595
Number of Shares of Series C Preferred Stock

9

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L..P.

By: Vantagepoint Venture Associates IV, L.L.C., its general
By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

0
Number of Shares of Common Stock

83,193
Number of Shares of Series A Preferred Stock

13,103
Number of Shares of Series C Preferred Stock

VANTAGEPOINT VENTURE PARTNERS IV, L..P.

By: Vantagepoint Venture Associates IV, L.L.C., its general
By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

0
Number of Shares of Common Stock

2,289,066
Number of Shares of Series A Preferred Stock

360,088
Number of Shares of Series C Preferred Stock

10

VANTAGEPOINT VENTURE PARTNERS IV (Q), L..P.

By: Vantagepoint Venture Associates IV, L.L.C., its general
By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

0
Number of Shares of Common Stock

22,837,719
Number of Shares of Series A Preferred Stock

3,596,901
Number of Shares of Series C Preferred Stock

DON WEIR & JULIE ELLEN WEIR JT TEN

/s/ Don Weir
Don Weir

/s/ Julie Ellen Weir
Julie Ellen Weir

178,571
Number of Shares of Common Stock

60,200
Number of Shares of Series A Preferred Stock

243,595
Number of Shares of Series C Preferred Stock

11

WEIR HOLDINGS LP

By:	/s/ Donald Weir
Name:
Title:

27,845
Number of Shares of Common Stock

131,897
Number of Shares of Series A Preferred Stock

12

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (the “Amendment”), which amends the Amended and Restated Stockholders’ Agreement, dated as of March 29, 2007, by and among Nexsan Corporation, a Delaware corporation (the “Corporation”) the Series C Investors (as defined therein), the Series A Investors (as defined therein), the Evertrust Stockholder (as defined therein) and the Prior Stockholders (as defined therein) (the “Stockholders’ Agreement”), is entered into this 30th day of April, 2009 by and among the Corporation, the Series C Investors, the Series A Investors, the Evertrust Stockholder and those Prior Stockholders, listed on the signature pages hereto, on behalf of all the parties to the Stockholders’ Agreement.

RECITALS

WHEREAS, Section 5.7 of the Stockholders’ Agreement provides that it may be amended pursuant to a writing signed by (i) the Corporation, (ii) the holders of two-thirds of the then outstanding Series A Preferred Shares (as defined therein) and Series C Preferred Shares (as defined therein), voting together as a single class, and (iii) the holders of at least a majority of the shares of Common Stock held by the Prior Stockholders (the “Minimum Required Stockholders”);

WHEREAS, the Corporation has determined it to be advisable and in the best interests of the Corporation to create an independent seat on the Board of Directors, which requires an amendment to Section 2.1 of the Stockholders’ Agreement to increase the number of authorized directors from eight to nine and to provide for the manner of designation and election of the independent director; and

WHEREAS, the Corporation and the Minimum Required Stockholders hereby desire to amend Section 2.1 of the Stockholders’ Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, mutual promises, and all other terms and conditions contained herein, the parties hereto hereby agree as follows:

AGREEMENT

1. Amendment of Section 2.1(a) of the Stockholders’ Agreement. The following clause shall replace Section 2.1(a) of the Stockholders’ Agreement in its entirety:

“(a)       The Corporation and the Stockholders shall take such corporate actions as may be reasonably required to ensure that (i) the number of directors constituting the Board is at all times nine (9), and (ii) the presence of five (5) directors is required to constitute a quorum of the Board.”

2. Amendment of Section 2.1(b) of the Stockholders’ Agreement. Section 2.1(b)(vii) shall be moved to a new Section 2.1(b)(viii) and the following clause shall replace Section 2.1 (b)(vii) of the Stockholders’ Agreement in its entirety:

“(vii)       One member of the Board shall be an individual designated by a majority vote of the Board (exclusive of such director), and determined by the Board to be independent, and elected by the holders of the Corporation’s outstanding Series A Preferred Shares, Series C Preferred Shares and Common Stock, voting together as a single class on an as-if converted basis.”

3. Stockholders’ Agreement. Except as expressly amended hereby, the Stockholders’ Agreement shall continue in full force and effect. In the event of any inconsistency or conflict between this Amendment and the Stockholders’ Agreement, the terms, conditions and provisions of this Amendment shall govern and control.

4. Entire Agreement. This Amendment and the Stockholders’ Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to any conflicts of laws principles that would result in the application of the law of any other jurisdiction.  In the event of any dispute arising out of or relating to this Amendment, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the New York branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to select the arbitrator by agreement of the Minimum Required Stockholders.  In the event they fail or are unable to agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

THE COMPANY
NEXSAN CORPORATION

By:	/s/ Philip Black
Philip Black, Chief Executive Officer

FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Jacques Bernier
Jacques Bernier
Senior Vice-President Information
Technologies, Telecommunications and
Industrial Innovations

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

RRE VENTURES III, LP

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

RRE VENTURES FUND III, LP

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

RRE VENTURES III-A, LP

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

FIRST GEN-E SERVICIOS DE CONSULTORIA SA
By: Gen-e Management Ltd.

By:	/s/ Domenico Grassi
Name: Domenico Grassi
Title:

STOCKHOLDERS:

FOR INDIVIDUALS:

Martin Boddy
Print Name

/s/ Martin Boddy
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Beechtree Capital LLC
Name of Partnership

/s/ George M. Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Giovanni Saladino
Print Name

/s/ Giovanni Saladino
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

CDLM Investments Ltd.
Name of Partnership

/s/ George M. Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Print Name

Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

CDLM — Weiss Associates
Name of Partnership

/s/ George M. Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Print Name

Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

DLG Investment Partnership
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment to Amended and Restated Stockholders’ Agreement (the “Amendment”) is entered into, as of July 9, 2009 by and among Nexsan Corporation, a Delaware corporation (the “Corporation”), and the stockholders of the Corporation who are a party hereto.   Unless otherwise specifically defined herein, all capitalized terms used in this Amendment shall have the meaning ascribed thereto in the Stockholders’ Agreement (as defined below).

WHEREAS, the Corporation, the Prior Stockholders, the Evertrust Stockholder, the Series A Investors and Series C Investors are parties to a certain Amended and Restated Stockholders’ Agreement, dated as of March 29, 2007 (the “Stockholders’ Agreement”);

WHEREAS, a stockholder at the Corporation is planning to sell certain shares of the Corporations’ capital stock (the “Proposed Sale”) to a third party;

WHEREAS, Section 5.7 of the Stockholders’ Agreement provides that the Stockholders’ Agreement may be amended pursuant to a writing signed by (i) the Corporation, (ii) the holders two-thirds (2/3) of the then oustanding Series A Preferred Shares and Series C Preferred Shares, voting together as a single class and (iii) the holders of at least a majority of the shares of Common Stock held by the Prior Stockholders.

NOW, THEREFORE, in consideration of the foregoing premises and covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Amendments.  The Stockholders’ Agreement is hereby amended as follows:

(A)  Section 3.3(i) of the Stockholders’ Agreement is hereby amended by deleting this section in its entirety and inserting in lieu thereof the following:

(a)                                  Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.3 shall not apply to a Transfer of any Shares (i) by a Stockholder to any Permitted Transferee or (ii) by First Gen-e Servicios de Consultoria SA (together with its Affiliates “Gen-E”) or Giovanni Saladino (collectively, the “Sellers”) to MFP Partners, L.P. and its affiliates.

(B) To the extent Sellers are listed on Schedule 3.4 to the Stockholders’ Agreement, Schedule 3.4 to the Stockholders’ Agreement is hereby amended by deleting the Sellers from such Schedule.

2.  Effective Date. This Amendment shall become effective without any further action on the date on which the Corporation shall have received counterparts hereof duly executed by necessary parties as required under Section 5.7 of the Stockholders’ Agreement.

3.  Full Force and Effect.  The parties agree that all terms of the Stockholders’ Agreement not otherwise amended hereunder shall remain in full force and effect.

4.  Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

5.  Governing Law.  This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

[The remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

NEXSAN CORPORATION

By:	/s/ Gene Spies
Name:	Gene Spies
Title:	CFO

[Signature Page to Amendment to Amended and Restated Stockholders’ Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

FONDS DE SOLIDARITÉ DES
TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Janie Béique
Janie Béique
Senior Vice President
New Economy

VANTAGEPOINT VENTURE PARTNERS
IV (Q), L.P.
By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS
IV, L.P.
By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS
IV PRINCIPALS FUND, L.P.
By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

RRE VENTURES III, LP

By:	/s/ Andrew Zalasin
	Name:	Andrew Zalasin
	Title:	General Partner

RRE VENTURES FUND III, LP

By:	/s/ Andrew Zalasin
	Name:	Andrew Zalasin
	Title:	General Partner

RRE VENTURES III-A, LP

By:	/s/ Andrew Zalasin
	Name:	Andrew Zalasin
	Title:	General Partner

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

James Molenda
Print Name

Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

CDLM Investments Ltd.
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

CDLM — Weiss Associates
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Print Name

Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

DLG Investment Partnership
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Print Name

Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Beechtree Capital LLC
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Gary Watson
Print Name

/s/ Gary Watson
Signature

FOR CORPORATIONS:

Name of Company

Name of Officer of Company

Signature of Officer

FOR PARTNERSHIPS:

Weir Holdings LP
Name of Partnership

Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Paul Asnes

Paul Asnes
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	BER Investments, LLC
By /s/ Bruce E. Ranck

Bruce E. Ranck
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ M. Boddy

Martin Boddy
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Thor Brevik

Thor Brevik
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Gavin Chandler

Gavin Chandler
Printed Name
Managing Member
Terra Ventures Ltd

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ P J Coxon

Paul John Coxon
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Robert Delamore

Robert Delamore
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Jack Erlanger

Jack Erlanger
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Michael Emont

Michael Emont
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Thomas Gosnell

Thomas F. Gosnell
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Charles Greenberg

Charles Greenberg
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Ronald Greenberg

Ronald Greenberg
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Don J Gunther ttee
The Gunther 93 Family Trust

Don J Gunther
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Eniko Henits

Eniko Enits
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Edward Klimerman

Edward Klimerman
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Esther Hotter

Esther Hotter
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Ingvar Jensen

Ingvar Jensen
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Wayne Kauth

Wayne Kauth
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Rose Koppes

Rosamaria Koppes
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Jeffrey B. Hanson
Jeffrey B. Hanson, Trustee

Ledgewood Properties Inc. Profit Sharing Plan
By: Jeffrey B. Hanson, Trustee
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Alfred J. Mandel

Alfred J. Mandel
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Oivind Martinsen

Oivind Martinsen
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ M R McAllister

Michael R. McAllister
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/Puneet Mehta

Puneet Mehta
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Jorge E. Morgan

MMG Bank & Trust Ltd.
Jorge E. Morgan
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Brian Potiker

Brian Potiker, Trustee of the Brian Potiker
Revocable Trust U/A/D 8/7/96
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Clive Osborne

On behalf of the shares held in the
Name of Cemgraft.
Clive Osborne
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ OJ Sagdahl

Sama Holding As
O J Sagdahl
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Paul Skelton

Paul Skelton
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ N B Smith

Nicholas B. Smith
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Mohan Vachani

Mohan Vachani
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ Nancy Vachani and Mohan Vachani
/s/ Nancy Vachani

Mohan Vachani and Nancy Vachani JT TEN
Mohan and Nancy Vachani Trust
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ J Vaughan

Julie Vaughan
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

	Signature:	/s/ B Vaughan

Barrie Vaughan
Printed Name

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Stockholders’ Agreement as of the date and year first above written.

As Series A Investor, Series C Investor and
Prior Stockholder:

MFP Partners, L.P.

By:	/s/ Michael F. Price
Michael F. Price, Managing Partner